UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  December 15, 2000


                            DELTA FUNDING CORPORATION
        Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           333-03418-04       52-2242921
Pooling and Servicing Agreement)     (Commission        52-2242922
(State or other                      File Number)       52-2242923
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On December 15, 2000 a distribution was made to holders of DELTA FUNDING CORPORATION, Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                        Description

           EX-99.1                               Monthly report distributed to
                                                 holders of Home Equity Loan
                                                 Asset-Backed Certificates,
                                                 Series 2000-2 Trust, relating
                                                 to the December 15, 2000
                                                 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             DELTA FUNDING CORPORATION
        Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust

              By:   Wells Fargo Bank, Minnesota, NA as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 12/19/2000


                                INDEX TO EXHIBITS

Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certificates, Series 2000-2 Trust, relating to the December 15, 2000 distribution.